Energy Development Company

KED Quarterly Report

August 31, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 – Organization).

As of August 31, 2015, we had total assets of $393 million, net assets applicable to our common stock of $248 million (net asset value of $23.44 per share), and 10.6 million shares of common stock outstanding. As of August 31, 2015, we held $366 million in equity investments and no debt investments.

Recent Events

On July 23, 2015, KA Fund Advisors, LLC (“KAFA”), Kayne Anderson Capital Advisors, L.P., the managing member of KAFA (“KACALP”), and Ares Management, L.P. (“Ares”), entered into a business combination and merger agreement (the “Merger”). On October 27, 2015, KACALP and Ares announced an agreement to terminate the Merger. KAFA will continue to serve as our investment adviser, and the existing management agreement will remain in place until it expires on March 31, 2016. See Note 13 — Subsequent Events.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2015.

Holding		Sector	Amount ($ in millions)	Percent of Long-Term Investments
1.	Energy Transfer Partners, L.P.	Midstream	$55.1	15.0%
2.	Enterprise Products Partners L.P.	Midstream	32.0	8.7
3.	ONEOK Partners, L.P.	Midstream	30.2	8.3
4.	Williams Partners L.P.(1)	Midstream	29.4	8.0
5.	Kinder Morgan, Inc.	Midstream	25.3	6.9
6.	MarkWest Energy Partners, L.P.(2)	Midstream	18.1	4.9
7.	Plains GP Holdings, L.P.(3)	Midstream	18.0	4.9
8.	Western Gas Partners, L.P.	Midstream	17.6	4.8
9.	DCP Midstream Partners, LP	Midstream	13.1	3.6
10.	Plains All American Pipeline, L.P.	Midstream	8.9	2.4

			$247.7	67.5%

(1)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). In conjunction with this announcement, WPZ announced the termination of the merger agreement between WMB and WPZ. As of August 31, 2015, we owned $3.7 million of ETE common units and no shares of WMB.

(2)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement. At August 31, 2015, we did not own any MPLX common units.

(3)	We hold an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at our option.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2015

Investment Income.    Investment income totaled $1.2 million for the quarter. We received $6.7 million of dividends and distributions during the quarter, of which $5.5 million was treated as a return of capital. Return of capital was decreased by $0.1 million due to 2014 tax reporting information that we received in the third quarter of fiscal 2015. We also received $0.03 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $2.5 million, including $1.3 million of investment management fees (net of a $0.5 million fee waiver), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million) and $0.4 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million (including non-cash amortization of offering costs of $0.01 million).

Net Investment Loss.    Our net investment loss totaled $0.8 million and included a current tax expense of $0.7 million and a deferred tax benefit of $1.2 million.

Net Realized Losses.    We had net realized losses from investments of $8.5 million, consisting of realized losses of $13.6 million, a current income tax expense of $1.3 million and a deferred tax benefit of $6.3 million.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $39.6 million. The net decrease consisted of a $63.6 million decrease in our unrealized gains on investments and a deferred tax benefit of $24.0 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $48.9 million. This decrease was comprised of a net investment loss of $0.8 million, net realized losses of $8.5 million and a decrease in unrealized gains of $39.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from PIPE investments.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2015
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.69
Paid-In-Kind Dividends(1)	0.03

Total Distributions from Investments	6.72
Expenses
Net Investment Management Fee	(1.34)
Other Expenses	(0.39)
Interest Expense	(0.41)
Preferred Stock Distributions	(0.21)

Net Distributable Income (NDI)	$4.37

Weighted Shares Outstanding	10.55
NDI per Weighted Share Outstanding	$0.414

Adjusted NDI per Weighted Share Outstanding(2)(3)	$0.456

Distributions paid per Common Share(4)	$0.530

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.3 million of consideration received in two recent mergers that was intended to offset lower quarterly distributions as a result of such transactions ($1.1 million of total consideration amortized over a four-quarter period). The two transactions were the mergers of Access Midstream Partners, L.P./Williams Partners L.P. and Energy Transfer Partners, L.P./Regency Energy Partners LP. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction. Please see below for a discussion of recent merger activity and its impact on our NDI and Adjusted NDI.

(3)	Adjusted NDI excludes $0.2 million of legal costs related to a private transaction that did not close.

(4)	The distribution of $0.530 per share for the third quarter of fiscal 2015 was paid on October 23, 2015.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

There has been an extraordinary amount of merger activity in the MLP sector over the last year, and these mergers have generally been accomplished by the acquisition of the higher-yielding entity by the lower-yielding entity. Recent examples of transactions of this kind include: Kinder Morgan, Inc.’s acquisition of its subsidiary MLPs (Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P.) in November 2014; Access Midstream Partners, L.P.’s acquisition of Williams Partners L.P. in February 2015 (the combined entity was renamed Williams Partners L.P.); Energy Transfer Partners, L.P.’s acquisition of Regency Energy Partners LP in April 2015; and Crestwood Equity Partners LP’s acquisition of Crestwood Midstream Partners LP in September 2015. In addition,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

there have been two other transactions that have been announced but have not closed: Energy Transfer Equity, L.P.’s acquisition of The Williams Companies, Inc. and MPLX LP’s acquisition of MarkWest Energy Partners, L.P.

We expect these mergers to have an impact on our NDI over the next several quarters. In certain cases, the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing. Given that this portion of the merger consideration was to help offset lower distributions, we believe it to be appropriate to include these amounts in Adjusted NDI, and this merger consideration was one of the factors that the Board of Directors considered in determining our quarterly distribution. Nonetheless, the resulting NDI attributable to these investments, even after giving effect to the adjustments described above, is often lower as a result of these mergers. However, we believe that the resulting merged entities will generally have higher distribution growth rates, and more stable cash flows. While our NDI is lower as a result of these transactions, we expect NDI growth over the next several quarters will help offset this decline.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At August 31, 2015, we had total leverage outstanding of $95 million, which represented 24% of total assets and was comprised of $25 million of MRP Shares and $70 million outstanding under our senior secured credit facility (the “Credit Facility”). The Credit Facility includes a $70 million secured term loan (the “Term Loan”) and a $120 million secured revolving credit facility (the “Revolving Credit Facility”). As of August 31, 2015, we

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

had $70 million outstanding under the Term Loan and did not have any borrowings outstanding under the Revolving Credit Facility. As of such date, we had $22 million of cash primarily in anticipation of purchases of equity securities settling in early September 2015.

The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017. Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

As of August 31, 2015, our total borrowings of $70 million represented 37% of the borrowing base of $190 million (37% of the borrowing base of $187 million attributable to quoted securities). As of October 27, 2015, we had $70 million borrowed on the Term Loan (at an interest rate of 1.55%) and $12 million borrowed under the Revolving Credit Facility ($108 million of undrawn capacity) at an interest rate of 1.80%. Our total borrowings of $82 million represented 55% of the borrowing base of $148 million (56% of the borrowing base of $146 million attributable to quoted securities). As of this same date, we had $2 million of cash.

Our MRP Shares were issued in a private placement with an institutional investor on April 10, 2015. The MRP Shares have a five-year term and pay quarterly dividends at a rate of 3.37% per annum. The issuance of the MRP Shares was the first issuance under a three-year, $100 million uncommitted private shelf facility provided by the institutional investor.

At August 31, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 489% for debt and 361% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 385%, but at times we may be above or below our target depending upon market conditions as well as certain other factors, including our total leverage asset coverage ratio and the basic maintenance amount as stated in our rating agency guidelines.

At August 31, 2015, our total leverage consisted of both fixed rate (26%) and floating rate (74%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 2.03%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 148.0%
Equity Investments(1) — 148.0%
United States — 148.0%
Midstream MLP(2) — 116.8%
Antero Midstream Partners LP	75	$1,737
Arc Logistics Partners LP	502	8,009
Buckeye Partners, L.P.	117	8,231
Columbia Pipeline Partners LP	89	1,767
Crestwood Midstream Partners LP(3)	734	5,733
DCP Midstream Partners, LP	464	13,084
Enbridge Energy Management, L.L.C.(4)	48	1,353
Energy Transfer Partners, L.P.(5)	1,121	55,075
EnLink Midstream Partners, LP	236	4,160
Enterprise Products Partners L.P.(5)	1,137	31,971
EQT Midstream Partners, LP	42	3,283
Global Partners LP	205	6,609
Magellan Midstream Partners, L.P.	55	3,910
MarkWest Energy Partners, L.P.(6)(7)	321	18,072
Midcoast Energy Partners, L.P.	390	4,599
ONEOK Partners, L.P.	935	30,238
PennTex Midstream Partners, LP	46	837
Plains All American Pipeline, L.P.(6)	246	8,854
Shell Midstream Partners, L.P.	176	6,945
Sprague Resources LP	191	4,625
Summit Midstream Partners, LP	197	4,351
Sunoco Logistics Partners L.P.	173	5,842
Tallgrass Energy Partners, LP	152	7,182
Targa Resources Partners LP	146	4,394
USD Partners LP	102	1,143
Western Gas Partners, LP	300	17,649
Williams Partners L.P.(8)	737	29,365

		289,018

Midstream Company — 12.3%
Kinder Morgan, Inc.	781	25,303
Spectra Energy Corp	86	2,506
Tallgrass Energy GP, LP	37	1,044
Targa Resources Corp.	26	1,698

		30,551

GP MLP — 9.8%
Alliance Holdings GP, L.P.	12	429
Energy Transfer Equity, L.P.(8)	132	3,708
EQT GP Holdings, LP	30	976
Plains GP Holdings, L.P.(6)(9)	918	17,984
Western Gas Equity Partners, LP	20	1,080

		24,177

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Shipping MLP — 3.7%
Capital Product Partners L.P.	152	$1,076
Capital Product Partners L.P. — Class B Units(10)(11)	606	5,067
Dynagas LNG Partners LP	93	1,328
Golar LNG Partners LP	94	1,858

		9,329

Other — 5.4%
CSI Compressco LP	23	346
Enduro Royalty Trust	47	139
Exterran Partners, L.P.	168	3,660
Natural Resource Partners L.P.	1,074	3,661
Natural Resource Partners L.P. — held in escrow(10)(12)	410	1,360
SunCoke Energy Partners, L.P.	164	2,172
USA Compression Partners, LP	99	1,989

		13,327

Total Long-Term Investments — 148.0% (Cost — $327,641)		366,402

Debt		(70,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(25,000)
Deferred Tax Liability		(30,881)
Income Tax Receivable		430
Other Assets in Excess of Other Liabilities		6,553

Net Assets Applicable to Common Stockholders		$247,504

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	On September 30, 2015, Crestwood Equity Partners LP (“CEQP”) and Crestwood Midstream Partners LP (“CMLP”) completed their merger. CMLP unitholders received 2.75 units of CEQP for each CMLP unit that they owned.

(4)	All or a portion of dividends or distributions are paid-in-kind.

(5)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(6)	The Company believes that it is an affiliate of MarkWest Energy Partners, L.P., Plains GP Holdings, L.P. (“Plains GP”) and Plains All American Pipeline, L.P. See Note 5 — Agreements and Affiliations.

(7)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement whereby MWE would become a wholly owned subsidiary of MPLX. Under the terms of the agreement, common unitholders of MWE will receive 1.09 MPLX common units and a cash payment of $3.37 for each MWE common unit they own.

(8)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). In conjunction with this announcement, WPZ announced the termination of the merger agreement between WMB and WPZ.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

(9)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value and Note 9 — Restricted Securities.

(10)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21775 per unit for the third quarter of fiscal 2015.

(12)	On October 1, 2014, the Company received 1,983 Natural Resource Partners L.P. (“NRP”) common units as consideration for its equity interests in VantaCore Partners LP, a private MLP. Of the 1,983 common units received as consideration, 410 common units were placed in escrow to cover potential indemnification claims. On October 1, 2015, 205 common units (50% of the amount held in escrow) were released, with the balance to be released six months thereafter. See Notes 3, 9 and 13 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2015

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $308,597)	$321,492
Affiliated (Cost — $19,044)	44,910

Total investments (Cost — $327,641)	366,402
Cash	22,270
Receivable for securities sold	2,067
Dividends and distributions receivable	92
Debt and preferred stock offering costs, prepaid expenses and other assets	1,685
Income tax receivable	430

Total Assets	392,946

LIABILITIES
Payable for securities purchased	17,503
Investment management fee payable	1,338
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	675
Deferred income tax liability	30,881
Term loan	70,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000

Total Liabilities	145,442

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$247,504

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,557,807 shares issued and outstanding)	$11
Paid-in capital	205,171
Accumulated net investment loss, net of income taxes, less dividends	(97,371)
Accumulated net realized gains on investments, net of income taxes	114,803
Net unrealized gains on investments, net of income taxes	24,890

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$247,504

NET ASSET VALUE PER COMMON SHARE	$23.44

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2015	For the Nine Months Ended August 31, 2015
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,044	$19,351
Affiliated investments	645	2,304

Total dividends and distributions	6,689	21,655
Return of capital	(5,506)	(17,169)

Net dividends and distributions	1,183	4,486

Total Investment Income	1,183	4,486

Expenses
Investment management fees, before investment management fee waiver	1,835	6,062
Professional fees	304	553
Directors’ fees and expenses	40	131
Administration fees	30	89
Insurance	19	49
Custodian fees	5	20
Other expenses	(13)	124

Total Expenses — before waiver and interest expense	2,220	7,028
Investment management fee waiver	(497)	(1,573)
Interest expense and amortization of offering costs	569	1,740
Distributions on mandatory redeemable preferred stock and amortization of offering costs	220	343

Total Expenses	2,512	7,538

Net Investment Loss — Before Income Taxes	(1,329)	(3,052)
Current income tax expense	(711)	(711)
Deferred income tax benefit	1,221	1,992

Net Investment Loss	(819)	(1,771)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Losses
Investments — non-affiliated	(15,236)	(19,069)
Investments — affiliated	1,627	13,053
Current income tax expense	(1,253)	(1,253)
Deferred income tax benefit	6,329	3,508

Net Realized Losses	(8,533)	(3,761)

Net Change in Unrealized Gains
Investments — non-affiliated	(51,547)	(100,033)
Investments — affiliated	(12,074)	(27,828)
Deferred income tax benefit	24,074	47,939

Net Change in Unrealized Gains	(39,547)	(79,922)

Net Realized and Unrealized Losses	(48,080)	(83,683)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(48,899)	$(85,454)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014
OPERATIONS
Net investment loss, net of tax(1)	$(1,771)		$(1,578)
Net realized gains (losses), net of tax	(3,761)		51,102
Net change in unrealized gains, net of tax	(79,922)		5,302

Net Increase (Decrease) in Net Assets Resulting from Operations	(85,454)		54,826

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	(21,440	)(3)
Distributions — return of capital	(16,688	)(2)	—	(3)

Dividends and Distributions	(16,688)		(21,440)

CAPITAL STOCK TRANSACTIONS
Issuance of 41,817 and 56,079 shares of common stock from reinvestment of dividends and distributions	1,150		1,706

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(100,992)		35,092

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	348,496		313,404

End of period	$247,504		$348,496

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. The distributions in the amount of $332 paid to holders of MRP Shares during the nine months ended August 31, 2015 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. There were no distributions paid to holders of MRP Shares for the fiscal year ended November 30, 2014, as the Company issued the MRP Shares on April 10, 2015.

(2)	The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2015 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2014 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(85,454)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	17,169
Net realized losses	6,016
Net change in unrealized gains	127,861
Purchase of long-term investments	(70,450)
Proceeds from sale of long-term investments	100,013
Increase in receivable for securities sold	(1,760)
Amortization of deferred debt and mandatory redeemable preferred stock offering costs	475
Increase in prepaid expenses and other assets	(13)
Increase in income tax receivable	(430)
Increase in payable for securities purchased	17,492
Decrease in investment management fee payable	(872)
Decrease in accrued directors’ fees and expenses	(36)
Increase in accrued expenses and other liabilities	128
Decrease in current income tax liability	(1,649)
Decrease in deferred income tax liability	(53,438)

Net Cash Provided by Operating Activities	55,052

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(44,000)
Proceeds from offering on mandatory redeemable preferred stock	25,000
Costs associated with offering of mandatory redeemable preferred stock	(117)
Cash distributions paid to common stockholders	(15,538)

Net Cash Used in Financing Activities	(34,655)

NET INCREASE IN CASH	20,397
CASH — BEGINNING OF PERIOD	1,873

CASH — END OF PERIOD	$22,270

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,150.

During the nine months ended August 31, 2015, there were $3,159 of federal income taxes paid and $883 of state income taxes paid, net of income tax refunds. The Company paid interest of $1,263 on its debt obligations.

During the nine months ended August 31, 2015, the Company received $4,377 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30,
			2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$33.14		$29.96	$23.74
Net investment income (loss)(2)	(0.17)		(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	(7.94)		5.38	8.13
Net change in unrealized losses — conversion to taxable corporation	—		—	—

Total income (loss) from investment operations	(8.11)		5.23	7.99

Common dividends(3)	—		(2.04)	(1.76)
Common distributions from net realized long-term capital gains(3)(4)	—		—	—
Common distributions — return of capital(3)	(1.59)		—	—

Total dividends and distributions — common	(1.59)		(2.04)	(1.76)

Effect of common shares issued in reinvestment of distributions	—		(0.01)	(0.01)

Net asset value, end of period	$23.44		$33.14	$29.96

Market value per share of common stock, end of period	$22.66		$34.99	$28.70

Total investment return based on common stock market value(5)	(31.4	)%(7)	30.2%	18.1%
Total investment return based on net asset value(6)	(25.1	)%(7)	18.1%	35.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$247,504		$348,496	$313,404
Ratio of expenses to average net assets:
Management fees	2.7%		2.7%	2.5%
Other expenses	0.4		0.4	0.5

Subtotal	3.1		3.1	3.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.9		0.7	0.8
Management fee waivers	(0.7)		(0.4)	(0.1)

Expenses (excluding tax expense)	3.3		3.4	3.7
Tax expense	—	(9)	9.0	17.1

Total expenses(10)	3.3%		12.4%	20.8%

Ratio of net investment income (loss) to average net assets(2)	(0.8)%		(0.4)%	(0.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(28.2	)%(7)	15.2%	29.2%
Portfolio turnover rate	15.5	%(7)	31.4%	38.4%
Average net assets	$302,641		$360,463	$284,880
Credit facility and term loan outstanding, end of period	$70,000		$114,000	$85,000
Mandatory redeemable preferred stock, end of period	$25,000		n/a	n/a
Average shares of common stock outstanding	10,534,740		10,489,146	10,430,618
Average amount of borrowings outstanding under the revolving credit facility and term loan	$82,504		$96,063	$77,786
Asset coverage of total debt(11)	489.3%		405.7%	468.7%
Asset coverage of total leverage (debt and preferred stock)(12)	360.5%		405.7%	468.7%
Average amount of borrowings outstanding per share of common stock during the period	$7.83		$9.16	$7.46

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.01	$20.56	$16.58	$16.10
Net investment income (loss)(2)	0.08	0.25	(0.18)	0.10
Net realized and unrealized gain (loss) on investments	2.27	3.60	5.39	1.68
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	2.35	3.85	5.21	1.78

Common dividends(3)	(1.62)	(1.37)	(0.51)	—
Common distributions from net realized long-term capital gains(3)(4)	—	—	—	—
Common distributions — return of capital(3)	—	—	(0.69)	(1.30)

Total dividends and distributions — common	(1.62)	(1.37)	(1.20)	(1.30)

Effect of common shares issued in reinvestment of distributions	—	(0.03)	(0.03)	—

Net asset value, end of period	$23.74	$23.01	$20.56	$16.58

Market value per share of common stock, end of period	$26.01	$20.21	$18.21	$13.53

Total investment return based on common stock market value(5)	37.8%	19.3%	45.8%	56.0%
Total investment return based on net asset value(6)	10.5%	20.3%	34.3%	14.4%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$247,017	$238,030	$211,041	$168,539
Ratio of expenses to average net assets:
Management fees	2.4%	2.4%	2.1%	2.0%
Other expenses	0.6	0.7	1.0	1.3

Subtotal	3.0	3.1	3.1	3.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.9	0.8	0.9	0.8
Management fee waivers	—	—	—	—

Expenses (excluding tax expense)	3.9	3.9	4.0	4.1
Tax expense	5.6	10.0	16.3	6.9

Total expenses(10)	9.5%	13.9%	20.3%	11.0%

Ratio of net investment income (loss) to average net assets(2)	0.3%	1.1%	(1.0)%	0.7%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	9.9%	17.1%	28.3%	11.3%
Portfolio turnover rate	34.6%	68.1%	33.4%	20.9%
Average net assets	$246,183	$231,455	$188,307	$160,847
Credit facility and term loan outstanding, end of period	$72,000	$77,000	$57,000	$56,000
Mandatory redeemable preferred stock, end of period	n/a	n/a	n/a	n/a
Average shares of common stock outstanding	10,372,215	10,301,878	10,212,289	10,116,071
Average amount of borrowings outstanding under the revolving credit facility and term loan	$78,180	$62,559	$54,956	$53,422
Asset coverage of total debt(11)	443.1%	409.1%	470.2%	n/a
Asset coverage of total leverage (debt and preferred stock)(12)	443.1%	409.1%	470.2%	n/a
Average amount of borrowings per share of common stock during the period	$7.54	$6.07	$5.38	$5.28

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

For the Fiscal Year Ended November 30,	For the Period September 21, 2006 through November 30, 2006
2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.95	$24.03	$23.32
Net investment income (loss)(2)	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	(0.38)	—	—

Total income (loss) from investment operations	(6.18)	1.26	0.71

Common dividends(3)	—	(0.95)	—
Common distributions from net realized long-term capital gains(3)(4)	—	(0.15)	—
Common distributions — return of capital(3)	(1.67)	(0.24)	—

Total dividends and distributions — common	(1.67)	(1.34)	—

Effect of common shares issued in reinvestment of distributions	—	—	—

Net asset value, end of period	$16.10	$23.95	$24.03

Market value per share of common stock, end of period	$9.63	$23.14	$22.32

Total investment return based on common stock market value(5)	(54.8)%	9.3%	(10.7	)%(7)
Total investment return based on net asset value(6)	(27.0)%	5.1%	3.0	%(7)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	0.4%	3.1%	2.4%
Other expenses	1.1	0.9	1.3

Subtotal	1.5	4.0	3.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	1.0	—
Management fee waivers	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.5	4.6	3.2
Tax expense	—	(13)	0.8	—

Total expenses(10)	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets(2)	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(29.5)%	5.1%	3.0	%(7)
Portfolio turnover rate	27.0%	28.8%	5.6	%(7)
Average net assets	$211,531	$246,468	$234,537
Credit facility and term loan outstanding, end of period	$57,000	$99,000	n/a
Mandatory redeemable preferred stock, end of period	n/a	n/a	n/a
Average shares of common stock outstanding	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the revolving credit facility and term loan	$75,563	$32,584	—
Asset coverage of total debt(11)	n/a	n/a	n/a
Asset coverage of total leverage (debt and preferred stock)(12)	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid during the nine months ended August 31, 2015 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented in each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not audited. Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the nine months ended August 31, 2015, the Company reported a net income tax benefit of $51,475 (22.7% of average net assets on an annualized basis) primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net income tax benefit during this period.

(10)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company,

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

(13)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

In January 2015, the Company began providing adjusted net asset value on a weekly basis. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a weekly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including private investments in public equity or “PIPE investments”) and quoted debt

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s weekly balance sheet, but does not update the value of any non-traded securities in private companies in its portfolio.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2015, the Company held 2.6% of its net assets applicable to common stockholders (1.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2015 was $6,427. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2015, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the nine months ended August 31, 2015, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it has also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The Company believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Derivative Financial Instruments.

I. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from its public MLPs will be treated as a return of capital, with the exception of Emerge Energy Services LP (57% return of capital) and Natural Resource Partners L.P. (24% return of capital). As a result, the Company estimates that 83% of the distributions received from its public MLPs will be treated as return of capital (80% for all dividends and distributions from its investments).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

	Three Months Ended August 31, 2015	Nine Months Ended August 31, 2015
Return of capital portion of dividends and distributions received	82%	79%
Return of capital — attributable to net realized gains (losses)	$1,651	$3,620
Return of capital — attributable to net change in unrealized gains (losses)	3,855	13,549

Total return of capital	$5,506	$17,169

For the three and nine months ended August 31, 2015, the Company estimated the return of capital portion of distributions received to be $5,599 (84%) and $17,262 (80%), respectively. These amounts were decreased by $93 due to 2014 tax reporting information received by the Company in the third quarter of fiscal 2015. As a result, the return of capital percentages for the three and nine months ended August 31, 2015 were 82% and 79%, respectively.

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the nine months ended August 31, 2015, the Company did not hold any debt securities and did not earn any interest income.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. In connection with the purchase of units directly from Arc Logistics Partners LP (“ARCX”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 11, 2015, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the ARCX units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

During the three and nine months ended August 31, 2015, the Company received the following paid-in-kind and non-cash dividends and distributions.

	Three Months Ended August 31, 2015	Nine Months Ended August 31, 2015
Paid-in-kind dividends
Arc Logistics Partners LP	$—	$107
Enbridge Energy Management, L.L.C.	27	81

	27	188
Non-cash distributions
Energy Transfer Partners, L.P.	1,241	3,189
Enterprise Products Partners L.P.	361	1,000

	1,602	4,189

Total paid-in-kind and non-cash dividends and distributions	$1,629	$4,377

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

Since the Company’s inception, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2015, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2011 remain open and subject to examination by the federal and state tax authorities.

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2015, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$366,402	$341,991	$17,984	(1)	$6,427

(1)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2015. For the nine months ended August 31, 2015, there were no transfers between Level 1 and Level 2.

As of August 31, 2015, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2015, the estimated fair value of the MRP Shares was $24,900. See Note 11 – Preferred Stock.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2015.

Three Months Ended August 31, 2015	Equity Investments
Balance — May 31, 2015	$17,747
Realized gains (losses)	—
Unrealized gains (losses), net	(1,208)
Purchases	—
Issuances	—
Transfers out to Level 1 and 2	(10,112)

Balance — August 31, 2015	$6,427

Nine Months Ended August 31, 2015	Equity Investments
Balance — November 30, 2014	$50,996
Realized gains (losses)	—
Unrealized gains (losses), net	(8,676)
Purchases	9,444
Issuances	107
Transfers out to Level 1 and 2	(45,444)

Balance — August 31, 2015	$6,427

The $1,208 and $8,676 of unrealized losses for the three and nine months ended August 31, 2015 relate to investments that are still held at the end of the reporting period. The Company includes these unrealized losses on the Statement of Operations – Net Change in Unrealized Gains.

The purchases of $9,444 for the nine months ended August 31, 2015 relate to the Company’s PIPE investments in Arc Logistics Partners LP (“ARCX”) and Shell Midstream Partners, L.P. (“SHLX”) that were both made in May 2015. The issuance of $107 for the nine months ended August 31, 2015 relate to additional units received from ARCX.

The $10,112 of transfers out for the three months ended August 31, 2015 relates to the Company’s investments in ARCX and SHLX. The $45,444 of transfers out for the nine months ended August 31, 2015 relates to ARCX, SHLX, Plains AAP, L.P. (“PAA GP”) and Natural Resource Partners L.P. (“NRP”).

ARCX and SHLX became marketable during the third quarter of fiscal 2015 when the respective companies filed effective shelf registrations. PAA GP became marketable during the first quarter of fiscal 2015 when its 15-month lock-up expired. The 1,573,573 common units of NRP became marketable during the second quarter of fiscal 2015 when its six-month lock-up expired.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investment in Natural Resource Partners L.P. (“NRP”) consists of common units representing limited partner interests in NRP that it received as consideration for its equity interests in VantaCore Partners LP when the two entities merged on October 1, 2014. At the closing of the merger, 409,617 common units were placed in escrow to cover potential indemnification claims. On October 1, 2015, 204,809 common units (50% of the units in escrow) were released, with the balance to be released six months thereafter. See Note 13 — Subsequent Events. For the period of time the Company has units held in escrow, the Company reduces the value of the investment based on the Company’s estimate of potential claims against the escrow.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2015:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$1,360	- Estimated claims against	- Share of estimated claims	$261	$261	$261
public companies (PIPE) — valued based on market value and estimated claims		escrow	against escrow

Equity securities of	5,067	- Convertible pricing model	- Credit spread	8.8%	9.3%	9.0%
public companies —			- Volatility	35.0%	40.0%	37.5%
valued based on pricing model			- Discount for marketability	7.0%	7.0%	7.0%

Total	$6,427

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2015, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	99.4%
Equity securities	100.0%
Securities of MLPs(1)	89.1%
Largest single issuer	15.0%
Restricted securities	6.7%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, the Company and KAFA entered into a new fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver will be determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. The investment management agreement and fee waiver agreement expire on March 31, 2016 (the term was recently extended from November 30, 2015 by the Company’s Board of Directors). For the nine months ended August 31, 2015, the Company paid management fees at an annual rate of 1.30% of the Company’s average quarterly total assets (as defined in the investment management agreement).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

On July 23, 2015, KAFA, Kayne Anderson Capital Advisors, L.P., the managing member of KAFA (“KACALP”), and Ares Management, L.P. (“Ares”), entered into a business combination and merger agreement (the “Merger”). Under the terms of the Company’s investment management agreement, the Merger would have caused a technical change of control at KAFA, resulting in a termination of the current investment management agreement.

On July 8, 2015, the Board of Directors approved a new investment management agreement between the Company and KAFA (the “New Agreement”), subject to the approval of the Company’s stockholders that would take effect upon closing of the Merger. In September, the Company sent proxy materials (the “Proxy Materials”) to stockholders calling for a special meeting of stockholders (the “Special Meeting”) for the purpose of considering and voting on the New Agreement.

On October 27, 2015, KACALP and Ares announced an agreement to terminate the Merger. As a result of the Merger being terminated, the Company announced that its Board of Directors has withdrawn the proposal for stockholders to approve the New Agreement and cancelled the Special Meeting. KAFA will continue to serve as the investment adviser for the Company, and the current management agreement will remain in place. See Note 13 — Subsequent Events.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2015, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also served as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). On July 27, 2015, Mr. McCarthy resigned as a director of the board of Emerge GP. The Company believes that it was an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of KACALP, the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the nine months ended August 31, 2015, the Company paid $3,159 of federal income taxes and $883 of state income taxes. During the third quarter of fiscal 2015, the Company changed its state tax rate from 2.15% to 1.60% (net of federal benefit) based on updated information on the application of state tax law. At August 31, 2015, components of the Company’s current and deferred tax assets and liabilities are as follows.

Current income tax receivable	$430

Deferred tax asset:
Organizational costs	$11
Net operating loss carryforward — Federal	3,953
Net operating loss carryforward — State	284
Deferred tax liabilities:
Net unrealized gains on investment securities	(35,129)

Total net deferred tax liability	$(30,881)

At August 31, 2015, the Company had an estimated federal net operating loss carryforward of $11,547 (deferred tax asset of $3,953). Realization of the deferred tax assets and net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforward. If not utilized, the $11,547 of net operating loss carryforward will expire in 2035. In addition, the Company has an estimated state net operating loss carryforward, which totals approximately $11,539 (deferred tax asset of $284). The majority of the state net operating loss carryforward expires in 2035.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	Three Months Ended August 31, 2015	Nine Months Ended August 31, 2015
Computed federal income tax at 35%	$27,496	$47,925
State income tax, net of federal tax	963	2,226
Effect of change in state tax rate (0.55% decrease)	1,218	1,218
Other, net	(17)	106

Total income tax benefit	$29,660	$51,475

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2015, the Company reduced its tax cost basis by $21,709 due to its fiscal 2014 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

The Company believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may potentially result in a reclassification of a portion of the Company’s deferred tax liability to a current tax liability. As of November 30, 2014, approximately $1,700 of the Company’s deferred tax liability would have been subject to reclassification. The Company expects the IRS to allow the recognition of income associated with the tax accounting method change over four years beginning in fiscal 2015, which could result in $425 of deferred tax liability being reclassified to a current tax liability each year. However, there may not be any current tax liability if the Company is in a taxable loss position in any of the next four years or has sufficient net operating loss carryforwards. During the nine months ended August 31, 2015, the Company utilized net operating losses to offset the incremental amount of taxable income associated with the tax accounting method change. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

As of August 31, 2015, the identified cost of investments for federal income tax purposes was $274,801. The cost basis for federal income tax purposes is $52,840 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of August 31, 2015
Gross unrealized appreciation of investments	$109,396
Gross unrealized depreciation of investments	(17,795)

Net unrealized appreciation of investments	$91,601

7.	Derivative Financial Instruments

As of August 31, 2015, the Company held no derivative instruments, and during the nine months ended August 31, 2015, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

8.	Investment Transactions

For the nine months ended August 31, 2015, the Company purchased and sold securities in the amounts of $70,450 and $100,013 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2015, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P.(1)
Partnership Interests	(2)	(3)	918	$3,050	$17,984	$19.59	7.3%	4.6%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$4,075	$5,067	$8.36	2.0%	1.3%
Natural Resource Partners L.P.(6)
Common Units — held in escrow	10/1/14	(5)	410	5,598	1,360	3.32	0.6	0.3

Total				$9,673	$6,427		2.6%	1.6%

Total of all restricted securities				$12,723	$24,411		9.9%	6.2%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 – Fair Value.

(2)	Security was acquired at various dates during the nine months ended August 31, 2015 and/or in prior fiscal years.

(3)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company’s investment in NRP includes 409,617 NRP common units that are in escrow to cover potential indemnification claims. On October 1, 2015, 204,809 common units (50% of the units held in escrow) were released, with the balance to be released six months thereafter. See Note 13 — Subsequent Events

10.	Credit Facility and Term Loan

The Company’s senior secured credit facility (the “Credit Facility”) includes a $70,000 secured term loan (the “Term Loan”) and a $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017.

Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2.25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of August 31, 2015, $70,000 was borrowed on the Term Loan (at an interest rate of 1.55%) and there were no borrowings on the Revolving Credit Facility ($120,000 of undrawn capacity). Total borrowings of $70,000 represented 37% of the borrowing base of $189,559 (37% of the borrowing base of $187,279 attributable to quoted securities). At August 31, 2015, the Company’s asset coverage ratios under the 1940 Act were 489% for debt and 361% for total leverage (debt plus preferred stock).

As of August 31, 2015, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Preferred Stock

On April 10, 2015, the Company completed a private placement of $25,000 of Series A MRP Shares with an institutional investor. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The issuance of the Series A MRP Shares was the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by the institutional investor. At August 31, 2015, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share) and an estimated fair value of $24,900.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

As of August 31, 2015, the Series A MRP Shares were rated “AA” by FitchRatings. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2015, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

The Company has 199,000,000 shares of common stock authorized. Transactions in common shares for the nine months ended August 31, 2015 were as follows:

Shares outstanding at November 30, 2014	10,515,990
Shares issued through reinvestment of distributions	41,817

Shares outstanding at August 31, 2015	10,557,807

13.	Subsequent Events

On July 23, 2015, KA Fund Advisors, LLC (“KAFA”), Kayne Anderson Capital Advisors, L.P., the managing member of KAFA (“KACALP”), and Ares Management, L.P. (“Ares”), entered into a business combination and merger agreement (the “Merger”). Under the terms of the Company’s investment management agreement, the Merger would have caused a technical change of control at KAFA, resulting in a termination of the current investment management agreement. In September, the Company sent proxy materials (the “Proxy Materials”) to stockholders calling for a special meeting of stockholders (the “Special Meeting”) for the purpose of considering and voting on the new investment management agreement (the “New Agreement”).

On October 27, 2015, KACALP and Ares announced an agreement to terminate the Merger. As a result of the Merger being terminated, the Company announced that its Board of Directors has withdrawn the proposal for stockholders to approve the New Agreement and cancelled the Special Meeting. KAFA will continue to serve as the investment adviser for the Company, and the existing management agreement will remain in place until it expires on March 31, 2016.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

On September 30, 2015, the Company declared its quarterly distribution of $0.53 per common share for the third quarter of fiscal 2015 for a total of $5,596. The distribution was paid on October 23, 2015. Of this total, pursuant to the Company’s dividend reinvestment plan, $355 was reinvested into the Company through the issuance of 16,732 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and Executive Vice President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.